UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/23/2007

RASER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32661

UTAH	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 375
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On April 17, 2007, Raser Technologies, Inc., a Utah corporation ("Raser Utah") entered into an Agreement and Plan of Merger (the "Merger Agreement") between Raser Utah and Raser Technologies, Inc., a Delaware corporation ("Raser Delaware"), pursuant to which Raser Utah would reincorporate in the State of Delaware (the "Reincorporation") by merging with and into its wholly-owned subsidiary, Raser Delaware. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Reincorporation is subject to the approval of Raser Utah's shareholders. The Reincorporation will be voted upon at Raser Utah's annual meeting of shareholders to be held on or about June 1, 2007.

    If the merger is approved by Raser Utah's shareholders, each outstanding share of common stock of Raser Utah ("Raser Utah Stock") will be converted into one share of common stock of Raser Delaware ("Raser Delaware Stock"). Each share certificate representing issued and outstanding Raser Utah Stock would be deemed to represent the same number of shares of Raser Delaware Stock. Shareholders would not need to exchange share certificates as a result of the Reincorporation. Additional information regarding the proposed Reincorporation is contained in Raser Utah's Preliminary Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2007. Definitive proxy materials are expected to be mailed to shareholders on or about April 30, 2007.

The Reincorporation will not result in any change in the business, principal executive offices or principal facilities of Raser Utah. Raser Utah's management and board of directors will continue as the management and board of directors of Raser Delaware. In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shares of Raser Delaware Stock would be deemed to be registered under Section 12(b) of the Exchange Act and Raser Delaware Stock will continue to be listed on the NYSE Arca under the symbol "RZ."

Item 9.01.    Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number           Description
2.1        Agreement and Plan of Merger between Raser Technologies, Inc., a Utah corporation, and Raser Technologies, Inc., a Delaware corporation, dated April 17, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: April 23, 2007	By:	/s/ Brent M. Cook
Brent M. Cook
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-2.1